EXHIBIT 99.1

February  17,  2003

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K of Knowledge Foundations, Inc. for the event that occurred on February 17, 2003, and are in agreement with the statements contained in the first paragraph therein insofar as they relate to our firm.

/s/  CORBIN  &  WERTZ
Irvine,  California